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                                                                   EXHIBIT 10.43

                                  AN ORDINANCE

                                   No. 89 - 3

      An Ordinance amending Section 20 of the American Cable Company franchise agreement to provide for quarterly payments of the franchise fee imposed by said section instead of annual payments of the same.

                                 ---------------

                THE COUNCIL OF COLUMBUS, GEORGIA HEREBY ORDAINS:

      That Section 20 of the American Cable Company franchise agreement is amended by deleting the word "annually" in the first sentence of said section and substituting in lieu thereof the word "quarterly."

                                -----------------

      Introduced at a regular meeting of the Council of Columbus, Georgia held on the 3rd day of Jan. 1989, introduced a second time at a regular meeting of said Council held on the 10th day of Jan. 1989, and adopted at said meeting by the affirmative vote of nine members of said Council.

      Councilor Batastini voting         Yes   .
      Councilor Chester voting           Yes   .
      Councilor Hyles voting             Yes   .
      Councilor Kendrick voting          Yes   .
      Councilor Land voting              Yes   .
      Councilor McClung voting           Yes   .
      Councilor McDaniel voting          Yes   .
      Councilor Peters voting            Yes   .
      Councilor Rodgers voting       ABSENT FOR THIS VOTE.
      Councilor Turner voting            Yes   .


/s/ Lemuel H. Miller, Jr.                 /s/ James E. Jernigan
-----------------------------             -----------------------------
LEMUEL H. MILLER, JR.                     JAMES E. JERNIGAN
       CLERK                                     MAYOR


This ordinance submitted to the Mayor     This ordinance received, signed by
for his signature, this the 11th day      the Mayor, at 1:30 p.m. on the
of Jan, 1989.                             11th day of Jan, 1989, and
Sec. 3-202(1)                             became law at said time
                                          received and became effective
      /s/ Lemuel H. Miller, Jr.           at 12:00 noon the following
      ------------------------------      day.
      Clerk of Council
                                          Sec: 3-202(2)/s/ Lemuel H. Miller, Jr.
                                                       -------------------------
                                                       Clerk of Council